Supplement dated December 14, 2012

to the Government and High Quality Bond Fund Statement of Additional Information

for Principal Funds, Inc.

dated July 17, 2012

(as supplemented on September 14, 2012 and November 30, 2012)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Delete all references to Richard W. Gilbert and Barbara A. Lukavsky.

MANAGEMENT INFORMATION

Delete all references to Richard W. Gilbert and Barbara A. Lukavsky.

On page 22, under the “Positions(s) Held with Fund” column for Craig Damos, delete “Member Operations Committee” and substitute “Member Audit Committee.”

On page 22, under the “Positions(s) Held with Fund” column Fritz Hirsch, delete “Member Audit Committee” and substitute “Member Operations Committee.”